SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): September 1, 1999



                            HERSHA HOSPITALITY TRUST
             (Exact name of registrant as specified in its charter)

              Maryland                                 005-55249                                251811499
    (State or other jurisdiction                 (Commission File No.)                       I.R.S. Employer
          of incorporation)                                                                (Identification No.)
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                            148 Sheraton Drive, Box A
                       New Cumberland, Pennsylvania 17070
                    (Address of principal executive offices)


                                 (717) 770-2405
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         On July 27, 1999, the Board of Trustees of Hersha Hospitality Trust (the "Company") approved the acquisition of all the partnership interests in 2844 Associates, a Pennsylvania limited partnership and, through the ownership of 2844 Associates, a 77-room Clarion Inn & Suites hotel located in Harrisburg, Pennsylvania. The Board of Trustees also approved the acquisition of a Hampton Inn hotel located in Danville, Pennsylvania from 3544 Associates.

         2844 and 3544 Associates were established as Pennsylvania limited partnerships owned by Hasu P. Shah and certain executive members and affiliates of the Company (the "Hersha Affiliates").

         Shree Associates, JSK II Associates, Devi Associates, Shreeji Associates, Kunj Associates and Shanti III Associates (all Pennsylvania limited partnerships controlled by certain Hersha Affiliates); Neil H. Shah and David L. Desfor (both Hersha Affiliates); and Shreenathji Enterprises, Ltd. (a Pennsylvania corporation controlled by certain Hersha Affiliates) contributed their partnership interests in the Clarion Inn & Suites to 2844 Associates.

         All of the limited partnership interests in 2844 Associates were contributed to Hersha Hospitality Limited Partnership ("HHLP" or the "Partnership"). Further, the general partnership interest in 2844 Associates, which was owned by Shreenathji Enterprises, Ltd., was contributed to Hersha Hospitality, LLC, a Virginia limited liability company ("HHLLC"). HHLP is the sole member of HHLLC. Upon the transfer of both limited partnership and general partnership interests by the Hersha Affiliates, 2844 became a wholly-owned subsidiary of HHLP. 2844 Associates does not own any assets other than this recently-acquired Clarion Inn & Suites hotel.

         144 Associates, 344 Associates, 544 Associates and 644 Associates, all Pennsylvania limited partnerships controlled by certain Hersha Affiliates, sold their interests in the Hampton Inn, Danville along with the land and improvements to 3544 Associates, a wholly-owned subsidiary of the Partnership. 3544 Associates does not own any assets other than this recently-acquired Hampton Inn hotel along with the land and improvements

         The purchase prices for the Hampton Inn and Clarion Inn & Suites are $3.6 million and $2.7 million, respectively. The purchase price valuations for the properties acquired from the Hersha Affiliates were based upon the rent to be paid by the Lessee under percentage leases. The purchase prices of these hotels will be adjusted on December 31, 2001 by applying a pricing methodology to such hotels' cash flows in a manner similar to that of the other hotels purchased by HHLP from the Hersha Affiliates. The adjustments must be approved by a majority of the Company's independent trustees.

         The Partnership acquired the Hampton Inn in exchange for (i) subordinated units of limited partnership interest in the Partnership that will be redeemable, subject to certain limitations, for an aggregate of approximately 173,333 of the Company's Class B common shares of beneficial interest with a value of approximately $1.0 million, and (ii) the assumption of approximately $2.6 million of mortgage indebtedness. The Company's Priority Class A common shares of beneficial interest are entitled to a priority over the subordinated units and Class B common shares with respect to distributions and amounts payable upon liquidation for a period of time based upon the trading price of the Priority Class A common shares, but in no event ending later than January 26, 2004. The purchase price of the Clarion Inn & Suites was paid through the assumption of mortgage indebtedness of approximately $2.1 million and borrowings under the Company's line of credit. Both the Hampton Inn and the Clarion Inn & Suites were purchased as of September 1, 1999 (the "Settlement Date").

         Following the acquisition of the hotel properties by the Partnership, both properties will be leased by the Partnership to Hersha Hospitality Management, L.P. (the "Lessee"), the lessee of the Partnership's other hotel properties. The hotels will be leased pursuant to percentage leases that provide for rent based in part on the room revenues from the hotels. The leases went into effect on the Settlement Date.

         The following table sets forth (i) the Initial Fixed Rent, (ii) Annual Base Rent, and (iii) the annual Percentage Rent formula currently anticipated for the Hampton Inn and the Clarion Inn & Suites, respectively.

ACQUIRED                   INITIAL                   BASE
HOTEL                      FIXED RENT                RENT              PERCENTAGE RENT FORMULA
--------                   ----------                ----              -----------------------
Hampton Inn                $504,116                $234,000            43.2% of room revenue up to
Danville, PA                                                           $916,749, plus 65% of room
                                                                       revenue in excess of $916,749
                                                                       but less than $1,078.528, plus
                                                                       29.0% of room revenue in excess
                                                                       of $1,078,528, plus 8.0% of all
                                                                       non-room revenue.

Clarion Inn & Suites       $404,031                $175,500            35.3% of room revenue up to
Harrisburg, PA                                                         $855,611, plus 65% of room
                                                                       revenue in excess of $855,611
                                                                       but less than $1,006,601, plus
                                                                       29.0% of room revenue in excess of
                                                                       $1,006,601, plus 8.0% of all
                                                                       non-room revenue.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements. As of the date of this report, historical audited financial information for the two properties is not available. Audited financial information will be provided for the periods specified under Rule 3-05(b) of Regulation S-X within sixty days of this report. Pro forma financial information for the Company will also be provided at that time.

(b) Exhibits.  The following exhibits are required by Item 601 of Regulation S-K and are listed below:
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
         EXHIBIT NO.         DESCRIPTION OF EXHIBIT
         -----------         ----------------------
         10.1                Purchase Agreement - Hampton Inn, Danville
         10.2                Percentage Lease Form - Hampton Inn, Danville
         10.3                Contribution Agreement - Clarion Inn & Suites, Harrisburg
         10.4                Percentage Lease Form - Clarion Inn & Suites, Harrisburg
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
         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Hersha Hospitality Trust

                                           By: /s/ Hasu P. Shah
                                               -------------------------
                                               Hasu P. Shah
                                               Chief Executive Officer

Date:  September 14, 1999